Exhibit 99.2
2Q08 CONFERENCE CALL July 29, 2008 Ralph B. Mandell Larry D. Richman Dennis L. Klaeser

Forward Looking Statements In this presentation we may make certain forward-looking statements. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. For more information about these risks and uncertainties, we refer you to our public reports on file with the SEC. 2 2Q08 Conference Call

Presenters RALPH ALPH B.. MANDELL ANDELL LARRY ARRY D.. RICHMAN ICHMAN Chairman Chief Executive Officer DENNIS ENNIS L.. KLAESER LAESER Chief Financial Officer 3 2Q08 Conference Call

CHAIRMAN’S UPDATE

PrivateBancorp Growth

1989 - 1999

- Organized PrivateBancorp, Inc. as Delaware Corp. in 1989
- 1991: De novo downtown Chicago office
- 1994: De novo Wilmette office
- 1997: De novo Oak Brook office
- 1999: $17M IPO

2000-2004

- 2000: De novo St. Charles office; De novo St. Louis office; Acquired Lake Forest and Winnetka offices
- 2001: De novo Geneva office; $20M Trust Preferred Offering
- 2002: Acquired controlling interest in Lodestar Investment Counsel, LLC
- 2003: 2nd Common Stock Offering of $57M
- 2004: Acquired Corley Financial and established The PrivateBank Mortgage Company

2005-2006

- Acquired The PrivateBank-Michigan, June 20, 2005; De novo The PrivateBank - Wisconsin; De novo Gold Coast office, Chicago
- December 2005: $40M Trust Preferred Offering
- June 2005: $50M Trust Preferred Offering
- 2006: Announced Kansas City office; Acquired The PrivateBank - Georgia, December 13, 2006

2007-2008

- Announced Strategic Growth Plan and hiring of Larry Richman and approximately 100 commercial bankers from LaSalle Bank
- November 2007: $200M PIPE offering
- 2008: Opened Business Development offices in Minneapolis, Cleveland, Des Moines, Denver
- May 2008: $143.75M Trust Preferred Offering
- June 2008: Raised $166.1M in new capital through issuance of common stock and sale of preferred stock

Total number of MDs and AMDs


300
250
200
150
100
50
0
55
63
80
114
148
224
294
2002
2003
2004
2005
2006
2007
2Q08

Total number of Employees


800
600
400
200
0
184
219
261
386
471
597
712
2002
2003
2004
2005
2006
2007
2Q08

5 2Q08 Conference Call

CEO’S UPDATE

2Q08 Quarterly Highlights Revenue grew 17% over 1Q08
Client deposits grew 18% during 2Q08 Loans grew 25% and Total Deposits grew 23% during 2Q08 Total assets grew to approximately $7.5B Reported net loss of $13. 3M or EPS of $(0.48) for the quarter due to implementation of Strategic Growth Plan and higher loan loss provision expenses Raised approximately $310M in new capital to support execution of Strategic Growth Plan Norm Bobins joined as Chairman of The PrivateBank-Chicago Launched Corporate Liquidity Advisory Group Established Capital Markets Structuring and Origination Group (Foreign Exchange & Derivatives) 7 2Q08 Conference Call

Risk Management Overview Enhanced Infrastructure — Building the necessary infrastructure to support and monitor projected growth Consistent Risk Practices — Restructured risk management function to centralize processes and support the projected loan portfolio growth — Centralized the risk function with subsidiary bank credit officers reporting to t he Chief Risk Officer Common Policies — Implementing common lending policies and procedures to strengthen credit review and underwriting standards 8 2Q08 Conference Call

Building Long-term Client Relationships Know our clients and be a trusted advisor delivering customized solutions based on specific needs Maximize the entrepreneurial spirit in our company to be thoughtful, responsive, creative and dedicated when working with our clients Create breadth and depth in each client rel ationship by leveraging the full scope of the products and services we offer 9 2Q08 Conference Call

CFO’S UPDATE

Revenue and Operating Expenses Net Revenue Operating Expenses 250 200 150 100 50 0 2003 2004 2005 2006 2007 2Q08* *2Q08 is annualized and excludes the $1.3 million accounting error included in 2Q08 salaries and benefits expense as discussed in PVTB’s 2Q08 Earnings Release. 11 2Q08 Conference Call

Client Deposit and Loan Growth Client Dposits (end of period) Total Loans (end of period) 5000 7000 $6,417 $4,267 6000 4000 $3,618 $5,136 $3,219 5000 $2,962$4,178 300 4000 $3,500 $2,237 in Millions) 3000$2,608 2000 $$1,449 ( $1,099 2000$1,653 $1,225 100 1000 0 0 2003 2004 2005 2006 2007 1Q08 2Q08 2003 2004 2005 2006 2007 1Q08 2Q08 Client Deposits increased Loans increased by 42% LTM and 18% during 2Q08 by 73% LTM and 25% during 2Q08 12 2Q08 Conference Call

Deposit Breakout Deposit Breakout Deposit Breakout As of 06/30/08 As of 06/30/07 Other Time Deposits (29%)Demand (8%) Other TimeDemand (9%) Deposits (24%) Interest-bearing Interest-bearing $303.5M $548.7M Demand (3%) Demand (4%) $1,466.4M Money Market (33%) $150.3M Money Market $164.5M $1,048.6M (42%) $2,086.9M $1,505.3M $630.9M $1,507.1M Brokered $382.3M Brokered Deposits (25%) Deposits (17%) CDARS (6%) 13 2Q08 Conference Call

Loan Mix Loan Breakout Loan Breakout As of 06/30/08 As of 06/30/07 Construction (17%) Commercial Real Construction (11%) Commercial Real $618.2M Estate (36%) $705.5M Estate (29%) Personal (8%) $1,838.3M $1,348.2M $461.2M Residential Real Estate (5%) $318.4M Personal (9%) $333.5M Owner-occupied $451.5M Residential CRE (7%) $247.9M Real Estate(7%) $349.2M Multi-family CRE (5%) $319.8M$193.8M $2,293.0MOwner- $644.0M occupied Multi-family CRE (5%) CRE (9%) Commerci al (35%) Commercial (17%) Total Commercial loans = Owner-occupied CRE + Commercial 14 2Q08 Conference Call

Net Interest Margin 5 4 3.66% 3.67% 3.57% 3.46% 3.17% 2.88% 2.75% 3 2 1 0 2003 2004 2005 2006 2007 1Q08 2Q08 15 2Q08 Conference Call

Asset Quality Annualized Net Charge-offs to Average Total Loans Non-performing loans to Total Loans Allowance for Loan Losses to Total Loans 1.4 1.23% 1.23% 1.21% 1.2 1.15% 1.17% 1.13% 1.09% 1.0 0.93% 0.91% 0.91% 0.8
0.6 0.42% 0.4 0.35% 0.25% 0.17% 0.2 0.15% 0.08%0.09% 0.04% 0.04% 0.03% -0.0 -0.01% -0.2 2003 2004 2005 2006 2007 1Q08 2Q08 16 2Q08 Conference Call

2Q08 Capital Ratios FDIC Required to be Well-Capitalized PVTB 15 13.70% 11.56% 12 10.98% 10.00% 9 6.00% 6 5.00% 3 0 Leverage Tier 1 Risk-based Total Risk-based 17 2Q08 Conference Call

Capital To support our Plan, we have successfully raised capital and funded growth: — PIPE Offering of $200M in November 2007: Investors GTCR $100M and Mesirow Financial $40M were early strategic partners — Trust Preferred Offering of $143.75M in May 2008 — Equity Offering of $166.1M in June 2008 through issuance of equity and sale of preferred stock We are now positioned to fund our growth objectives into 2009 Usage of Capital — Manage capital to maintain a strong balance sheet and generate liquidity
— Selectively deploy capital resources to maximize profitable growth 18 2Q08 Conference Call

FOCUS • EXECUTION • CONTINUITY • CONFIDENTIALITY • LIFETIME RELATIONSHIPSSM